Exhibit 10.1.1
Execution Version
FIFTH MODIFICATION AGREEMENT
(Long Form)
This FIFTH MODIFICATION AGREEMENT (Long Form) (this “Agreement”) is dated as of April 2, 2026, by and among (i) KBSIII 515 CONGRESS, LLC (“515 Congress Borrower”) and KBSIII 201 17TH STREET, LLC (“17th Street Borrower”), each a Delaware limited liability company (515 Congress Borrower and 17th Street Borrower are referred to herein individually or collectively as the context may require, as “Borrower” or “Borrowers”), (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, referred to herein as “Agent” or “Administrative Agent”), and (iii) each lender party hereto (individually, a “Lender” and collectively with any lender that becomes a party to the Loan Agreement (defined below) in the future, the “Lenders”).
RECITALS
A.Under that certain Term Loan Agreement dated as of October 17, 2018 (the “Original Loan Agreement”) by and among KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company (“McEwen Borrower”), KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company (“400 W Borrower”), 515 Congress Borrower and KBSIII Domain Gateway, LLC, a Delaware limited liability company (“Domain Gateway Borrower”; Domain Gateway Borrower, together with McEwen Borrower, 400 W Borrower and 515 Congress Borrower are referred to herein collectively as “Original Borrowers”), Agent and the Lenders, as such Original Loan Agreement was amended by that (i) that certain (1) First Modification and Additional Advance Agreement (Long Form) dated as of January 23, 2020 by and among the Original Borrowers, 17th Street Borrower, Agent and the Lenders (the “First Modification (Long Form)”), (2) First Modification and Additional Advance Agreement (Short Form – McEwen) dated as of January 23, 2020 by and between Agent and McEwen Borrower, and recorded at Book 7876, Pages 282-293 in the Official Records of Williamson County, Tennessee on January 28, 2020 (the “First Modification (Short Form) (McEwen)”), (3) First Modification and Additional Advance Agreement (Short Form – Gateway Tech Project) dated as of January 23, 2020 by and between Agent and 400 W Borrower, and recorded as Instrument No. 13177045 in the Official Records of Salt Lake County, Utah on January 24, 2020 (the “First Modification (Short Form) (400 W), (4) First Modification and Additional Advance Agreement (Short Form – 515 Congress) dated as of January 23, 2020 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2020011688 in the Official Records of Travis County, Texas on January 24, 2020 (the “First Modification (Short Form) (515 Congress)”) and (5) First Modification and Additional Advance Agreement (Short Form – Domain Gateway) dated as of January 23, 2020 by and between Agent and Domain Gateway Borrower, and recorded as Instrument No. 2020011684 in the Official Records of Travis County, Texas on January 24, 2020 (the “First Modification (Short Form) (Domain Gateway)”; the First Modification (Short Form) (Domain Gateway), together with the First Modification (Short Form) (McEwen), the First Modification (Short Form) (400 W) and the First Modification (Short Form) (515 Congress) are referred to herein collectively as the “First Modification (Short Form)”); (ii) that certain (1) Second Modification Agreement (Long Form) dated as of February 28, 2023 by and among 400 W Borrower, 515 Congress Borrower, 17th Street Borrower, McEwen Borrower, Agent and the Lenders (the “Second Modification (Long Form)”), (2) Second Modification Agreement (Short Form – McEwen) dated as of February 28, 2023 by and between Agent and McEwen Borrower, and recorded at Book 9203, Pages 836-847 in the Official Records of Williamson County, Tennessee on March 1, 2023 (the “Second Modification (Short Form) (McEwen)”), (3) Second Modification Agreement (Short Form – Gateway Tech Project) dated as of February 28, 2023 by and between Agent and 400 W Borrower, and recorded as Instrument No. 14077002 in the Official Records of Salt Lake County, Utah on March 1, 2023 (the “Second Modification (Short Form) (400 W), (4) Second Modification Agreement (Short Form – 515 Congress) dated as of February 28, 2023 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2023020596 in the Official Records of Travis County, Texas on March 1, 2023 (the “Second Modification (Short Form) (515 Congress - Senior)”), (5) Second Modification Agreement (Short Form – 515 Congress) dated as of February 28, 2023 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2023020597 in the Official Records of Travis County, Texas on March 1, 2023 (the “Second Modification (Short Form) (515 Congress – Junior)”) and (6) Second Modification Agreement (Short Form – 201 17th Street Project) dated as of February 28, 2023 by and between Agent and 17th Street Borrower, and recorded as Instrument No. 2023-0068395 in the Official Records of Fulton County, Georgia on March 1, 2023 (the “Second Modification (Short Form) (17th Street)”; the Second Modification (Short Form) (17th Street), together with the Second Modification (Short Form) (McEwen), the Second Modification (Short Form) (400 W), the Second Modification (Short Form) (515 Congress - Senior) and the Second Modification (Short Form) (515 Congress - Junior) are referred to herein collectively as the “Second Modification (Short Form)”);(iii) that certain (1) Additional Advance and Third Modification Agreement (Long Form) dated as of February 9, 2024 by and among 400 W Borrower, 515 Congress Borrower, 17th Street Borrower, McEwen Borrower, Agent and the Lenders (the “Third Modification (Long Form)”), (2) Additional Advance and Third Modification Agreement (Short Form – Gateway Tech Project) dated as of February 9, 2024 by and between Agent and 400 W Borrower, and recorded as Instrument No. 14203339 in the Official Records of Salt Lake County, Utah on February 9, 2024 (the “Third Modification (Short Form) (400 W), (3) Additional Advance and Third Modification Agreement (Short Form – 515 Congress) dated as of February 9, 2024 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2024014474 in the Official Records of Travis County, Texas on February 9, 2024 (the “Third Modification (Short Form) (515 Congress - Senior)”), (4) Additional Advance and Third Modification Agreement (Short Form – 515 Congress) dated as of February 9, 2024 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2024014475 in the Official Records of Travis County, Texas on February 9, 2024 (the “Third Modification (Short Form) (515 Congress – Junior)”) and (5) Third Modification Agreement (Short Form – 201 17th Street Project) dated as of February 9, 2024 by and between Agent and 17th Street Borrower, and filed and recorded in Deed Book 67581 Page 582 in the Official Records of Fulton County, Georgia on February 12, 2024 (the “Third Modification (Short Form) (17th Street)”; the Third Modification (Short Form) (17th Street), together with the Third Modification (Short Form) (400 W), the Third Modification (Short Form) (515 Congress - Senior) and the Third Modification (Short Form) (515 Congress - Junior) are referred to herein collectively as the “Third Modification (Short Form)”); and (iv) that certain (1) Fourth Modification Agreement (Long Form) dated as of January 27, 2026 by and among 400 W Borrower, 515 Congress Borrower, 17th Street Borrower, Agent and the Lenders (the “Fourth Modification (Long Form)”), (2) Fourth Modification Agreement (Short Form – Gateway Tech Project) dated as of January 27, 2026 by and between Agent and 400 W Borrower, and recorded as Instrument No. 14496565 in the Official Records of Salt Lake County, Utah on February 4, 2026 (the “Fourth Modification (Short Form)

(400 W), (3) Fourth Modification Agreement (Short Form – 515 Congress) dated as of January 27, 2026 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2026013011 in the Official Records of Travis County, Texas on February 6, 2026 (the “Fourth Modification (Short Form) (515 Congress - Senior)”), (4) Fourth Modification Agreement (Short Form – 515 Congress) dated as of January 27, 2026 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2026013012 in the Official Records of Travis County, Texas on February 6, 2026 (the “Fourth Modification (Short Form) (515 Congress – Junior)”) and (5) Fourth Modification Agreement (Short Form – 201 17th Street Project) dated as of January 27, 2026 by and between Agent and 17th Street Borrower, and filed and recorded in Deed Book 69788 Page 97 in the Official Records of Fulton County, Georgia on February 4, 2026 (the “Fourth Modification (Short Form) (17th Street)”; the Fourth Modification (Short Form) (17th Street), together with the Fourth Modification (Short Form) (400 W), the Fourth Modification (Short Form) (515 Congress - Senior) and the Fourth Modification (Short Form) (515 Congress - Junior) are referred to herein collectively as the “Fourth Modification (Short Form)”); the First Modification (Long Form), the First Modification (Short Form), the Second Modification (Long Form), the Second Modification (Short Form), the Third Modification (Long Form), the Third Modification (Short Form), the Fourth Modification (Long Form) and the Fourth Modification (Short Form) are referred to herein collectively as the “Prior Modification Documents”; the Original Loan Agreement, as amended by the Prior Modification Documents, as the same may be further amended or modified from time to time, is referred to herein as the “Loan Agreement”), Lenders agreed to make certain loans to Borrowers (as the same may be further amended hereby, the “Loan”) pursuant to the Prior Modification Documents.
B.Borrowers’ obligations under the Loan are evidenced by those certain:
(i)Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Citizens Bank, a national banking association (the “Citizens Bank Note”);
(ii)Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $40,000,000.00, made by Borrowers in favor of Associated Bank, a National Association (the “Associated Bank Note”);
(iii)Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Regions Bank (the “Regions Bank Note”);
(iv)Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $60,000,000.00, made by Borrowers in favor of City National Bank, a national banking association (the “City National Bank Note”); and
(v)Second Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $95,000,000.00, made by Borrowers in favor of U.S. Bank National Association, a national banking association (the “US Bank Note” and collectively with the Citizens Bank Note, Associated Bank Note, Regions Bank Note and City National Bank Note, the “Notes”).

C.The Notes are secured by those certain:
(i)Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (515 Congress Project) recorded as Instrument No. 2018164110 in the Official Records of Travis County, Texas on October 18, 2018 (as the same was amended pursuant to the Prior Modification Documents, as the same may be further amended or modified from time to time (including hereby), the “515 Congress Senior Deed of Trust”);
(ii)Junior Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (515 Congress Project) recorded as Instrument No. 2020011689 in the Official Records of Travis County, Texas on January 24, 2020 (as the same was amended pursuant to the Prior Modification Documents, as the same may be further amended or modified from time to time (including hereby), the “515 Congress Junior Deed of Trust”); and
(iii)Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing (201 17th Street Project) recorded as Instrument No 2020-0014900 in the Official Records of Fulton County, Georgia on January 27, 2020 (as the same was amended pursuant to the Prior Modification Documents, as the same may be further amended or modified from time to time (including hereby), the “17th Street Deed of Trust”; the 17th Street Deed of Trust, together with the 515 Congress Senior Deed of Trust, and the 515 Congress Junior Deed of Trust, each individually may be referred to herein as a “Deed of Trust” and collectively as the “Deeds of Trust”).
D.In connection with the Loan, the Original Borrowers executed in favor of Agent and the Lenders that certain Environmental Indemnification Agreement dated as of October 17, 2018 (the “Environmental Indemnity”), which 17th Street Borrower subsequently joined pursuant to that certain Assumption and Joinder Agreement dated as of January 23, 2020 and executed by 17th Street Borrower, the Original Borrowers, Agent and the Lenders.
E.In connection with the Loan, KBS REIT Properties III, LLC, a Delaware limited liability company (“Guarantor”), executed in favor of Agent: (i) that certain Payment Guaranty Agreement dated as of October 17, 2018 (as the same was amended pursuant to the Prior Modification Documents, as the same may be further amended or modified from time to time (including hereby) the “Payment Guaranty”) and (ii) that certain Recourse Carve-Out Guaranty Agreement dated as of October 17, 2018 (as the same was amended pursuant to the Prior Modification Documents, as the same may be further amended or modified from time to time (including hereby) the “Recourse Carve-Out Guaranty” and collectively with the Payment Guaranty, the “Guaranty”).
F.As of April 2, 2026, after giving effect to this Agreement and after giving effect to disbursement of the draws requested in the aggregate amount of $2,808,623.77, the Aggregate Commitment is $160,432,574, and the outstanding principal balance of the Loan is $160,432,574, with zero availability for advances of Loan proceeds following the Effective Date (as defined in Section 6 below).

G.Borrowers, Agent and Lenders have agreed to, among other things, amend the Loan Documents to (i) provide for an extension of the current Maturity Date from April 2, 2026 to December 15, 2026, upon the satisfaction of certain terms and conditions set forth in Section 2(g) below, (ii) defer REIT expenses, (iii) increase cash dedicated to Tenant Improvements, Leasing Commissions and Capital Expenditures needs, (iv) implement a tax escrow account, (v) amend certain financial covenants in the Loan Agreement and in the Guaranty, and (vi) amend certain other terms and conditions described herein, in each case subject to the terms and conditions of this Agreement.
H.Concurrently herewith, Borrowers, Agent and/or the Lenders, as applicable, are executing the following documents:
(i)That certain Fifth Modification Agreement (Short Form) (515 Congress Project - Senior) dated as of the date hereof by and between 515 Congress Borrower and Agent (for itself and the Lenders) to be recorded in the Official Records of Travis County, Texas (the “515 Congress Senior Short Form”);
(ii)That certain Fifth Modification Agreement (Short Form) (515 Congress Project - Junior) dated as of the date hereof by and between 515 Congress Borrower and Agent (for itself and the Lenders) to be recorded in the Official Records of Travis County, Texas (the “515 Congress Junior Short Form”); and
(iii)That certain Fifth Modification Agreement (Short Form) (17th Street Project) dated as of the date hereof by and between 17th Steet Borrower and Agent (for itself and the Lenders) to be recorded in the Official Records of Fulton County, Georgia (the “17th Street Short Form”); the 17th Street Short Form, together with the 515 Congress Junior Short Form and the 515 Congress Senior Short Form are referred to herein, individually and collectively as the context may require as, the “Short Form Agreement”).
I.Concurrently herewith, Guarantor is executing that certain Consent and Reaffirmation of Guarantor dated as of the date hereof and attached hereto (the “Consent”):
J.As used herein, the term “Loan Documents” shall mean the Loan Agreement, each of the Notes, the Guaranty, the Deeds of Trust, the Environmental Indemnity and the other “Loan Documents” as such term is defined in the Loan Agreement. This Agreement (including the Consent) and each Short Form Agreement also shall constitute Loan Documents. Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth below and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Recitals; Representations; Reaffirmation of Loan. The foregoing recitals are true and correct and are incorporated herein by this reference. As of the Effective Date, each Borrower hereby represents and warrants to Agent and the Lenders that, no Event of Default has occurred and is continuing and to such Borrower’s knowledge, no condition has occurred and is continuing that, with notice or the passage of time or both, would constitute an Event of Default, except for facts and circumstances of which Administrative Agent has actual knowledge as of the date of this Agreement. Each Borrower hereby reaffirms all of its obligations under the Loan Documents and relating to any Lender-Provided Swap Transactions, and acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Loan Agreement, the Notes or under any Lender-Provided Swap Transactions. Without limiting the foregoing, each Borrower reaffirms Agent’s right, following the occurrence and during the continuance of any Event of Default, to apply any and all payments made by a Borrower or otherwise received by Agent or the Lenders with respect to the Loan and any Lender-Provided Swap Transaction, including without limitation all proceeds received from the sale or liquidation of any collateral, to the obligations owing by a Borrower under the Loan Documents and Lender-Provided Swap Transactions in such order and manner deemed appropriate by Agent in Agent’s sole discretion, and each Borrower acknowledges that it shall have no right to direct Agent as to such application or designate the portion of the obligation to be satisfied. As of the Effective Date, (i) the Borrowers are indebted to the Lenders and Agent, without defense, deduction, setoff, claim or counterclaim, of any nature, under the Loan Agreement and the other Loan Documents in the aggregate principal amount as set forth on Schedule I attached hereto, plus accrued and continually accruing interest and all fees, costs and expenses, including, without limitation, attorneys’ and financial advisors’ fees and costs and all fees set forth in the Loan Documents (collectively, the “Debt Amount”); (ii) Schedule I also sets forth the Aggregate Commitments and the Commitment, Pro Rata Share, and outstanding principal amount of each Lender, after giving effect to each of the Principal Prepayment, the Tax Escrow Draw and the TI/LC Draw (as each such term is defined below) and (iii) subject to the terms of the Loan Documents and limitations set forth in the Guaranty, Guarantor is absolutely and unconditionally indebted to the Lenders and Agent, without defense, deduction, setoff, claim or counterclaim, of any nature, under the Loan Documents in the amount of the Debt Amount.
2.Amendments to the Loan Documents. In addition to any other amendments provided for herein, the Loan Documents are hereby modified as follows (which modifications shall be effective as of the Effective Date (defined below) unless otherwise noted):
(a)Real Estate Tax Escrow Account. On and after the Effective Date, Borrowers shall maintain at Agent a real estate tax escrow deposit account (the “RE Tax Escrow Account”) to provide funding for future real estate taxes either when due, or accrued and due upon sale, for the Project associated with the 515 Congress Borrower (such Project referred to herein as the “Austin Project” or the “Congress Project”) and for the Project associated with the 17th Street Borrower (such Project referred to herein as the “Atlanta Project”), and including, without limitation, personal property taxes. Of the full amount of the Tax Escrow Draw (as such term is defined below), $643,000 shall be allocable to the Austin Project and $386,000 shall be allocable to the Atlanta Project. Borrowers shall deposit with Agent in the RE Tax Escrow Account an amount each month equal to (i) monthly tax escrow deposits of $232,000 for the Austin Project, beginning April 15, 2026 and continuing on the 15th day of each month thereafter until the Austin Project is sold and (ii) monthly tax escrow deposits of $125,000 for the Atlanta Project beginning April 15, 2026 and continuing on the 15th day of each month thereafter until the Atlanta Project is sold. Interest accrued on funds on deposit in the RE Tax Escrow Account, at Borrowers’ discretion, may be used to offset future monthly payments into the RE Tax Escrow Account. Agent may adjust monthly deposit amounts with respect to the remaining Project which has not yet been sold, as determined by Agent in its sole discretion, as supported by a tax escrow analysis performed after the sale of the other Project (which analysis shall be performed at the request of Borrower); and, at such time, the funds remaining in the RE Tax Escrow Account shall be reviewed by Agent to determine if there are reserves beyond the prorated tax liability outstanding for the remaining Project. To the extent there are reserves beyond the prorated tax liability outstanding for the remaining Project, such excess funds, at Borrowers’ discretion, may be used to offset future monthly payments into the RE Tax Escrow Account. For the avoidance of doubt, any reserves in the RE Tax Escrow Account will be trued-up upon the sale of either the Austin Project or the Atlanta Project, as the case may be.
Borrowers hereby grant to Agent, for the benefit of Agent and the Lenders, a first lien security interest in the RE Tax Escrow Account and all funds from time to time on deposit therein. Borrowers will maintain the RE Tax Escrow Account free and clear of any claim, lien or other encumbrance other than the security interest granted to Agent hereunder. Upon the occurrence of an Event of Default, Borrowers grant to Agent, for the benefit of Agent and the Lenders, a full right of setoff with respect to all or any portion of the funds on deposit in the RE Tax Escrow Account and any and all interest accrued thereon, if any, which right may be exercised at any time following the occurrence and during the continuance of an Event of Default. During the continuance of an Event of Default, Agent may, to the maximum extent permissible by law, apply any or all of the funds in the RE Tax Escrow Account, including accrued interest on such funds, if any, toward the unpaid balance of the Loan and/or to any other amounts which may be due and owing under the Loan Documents. The parties acknowledge and agree that the RE Tax Escrow Account is a “deposit account” within the meaning of Section 9-104 of the UCC. The parties further acknowledge and agree that Illinois constitutes the Agent’s “jurisdiction” with respect to the perfection, the effect of perfection or non-perfection, and the priority of a security interest in a deposit account maintained at a bank under Section 9-304(b)(1) of the UCC. Agent will at all times have “control” of the RE Tax Escrow Account and all assets now or hereafter credited thereto within the meaning of Section 9-106 of the UCC or Section 9-104(a) of the UCC for purposes of maintaining its first and prior perfected security interest therein.
(b)Tax Escrow Draw. On the Effective Date, Borrowers shall submit a draw request in the amount of $1,029,000 (“Tax Escrow Draw”), the proceeds of which shall be deposited into the RE Tax Escrow Account and accessible to Agent solely for the payment of Taxes (on behalf of Borrowers), along with future monthly deposits, in connection with the Projects. Borrowers may request additional disbursements from the RE Tax Escrow Account by submitting a draw request in the form of Exhibit M (the “Tax Escrow Draw Request”), at least five (5) Business Days in advance of the requested disbursement date, and so long as no Event of Default has occurred and is continuing, Agent will fund such disbursements to the applicable Borrower, to the extent funds are available in the RE Tax Escrow Account, for the sole purpose of the payment of Taxes (by or on behalf of such Borrower). Promptly after receipt of such funds, the applicable Borrower shall provide evidence to Agent, in form and substance reasonably satisfactory to Agent, that such Taxes have been paid on or prior to the due date.
(c)TI/LC Draw. On the Effective Date, Borrowers shall submit a draw request in the amount of $1,779,623.77 (“TI/LC Draw”), the proceeds of which shall be deposited into the Cash Management Account and accessible to Borrowers solely for Tenant Improvements,

Leasing Commissions and Capital Expenditure draws in accordance with the terms and conditions of the Loan Agreement.
(d)Commitment Amount; Availability. As of the Effective Date, and after giving effect to the funding of both the Tax Escrow Draw and the TI/LC Draw, the Aggregate Commitment is $160,432,574, and the outstanding principal balance of the Loan is $160,432,574, with zero availability for advances of Loan proceeds following the Effective Date. Future funding shall only be available to Borrowers under the Cash Management Account and the RE Tax Escrow Account, to the extent funds exist in either of those accounts and in accordance with the terms and conditions of the Loan Agreement.
(e)Elimination of Amortization Payments. From and after the Effective Date, Borrowers shall no longer be required to make principal amortization payments (monthly or otherwise); provided, that, notwithstanding anything in the Loan Agreement or the other Loan Documents to the contrary, elimination of required principal amortization payments shall in no way limit Borrower’s obligations to make any other required payments under the Loan Documents.
(f)Cash Sweep. Notwithstanding anything in the Loan Agreement to the contrary, including, without limitation, the provisions relating to the Cash Management Account set forth in the Third Modification (Long Form), the deposit from the TI/LC Draw, plus all monthly Excess Cash Flow after principal, interest, and tax escrow payments, shall be applied to the Cash Management Account and shall be available for funding for Tenant Improvements, Leasing Commissions, and Capital Expenditures only, subject to existing draw conditions.
(g)First Extension of Maturity Date. Agent and Lenders have agreed that the Maturity Date shall be, as provided below, extended from April 2, 2026 to December 15, 2026 (the “December 2026 Maturity Date”) upon satisfaction of the following conditions as determined by Agent in its sole discretion, and Agent shall promptly confirm to Borrowers and Lenders in writing when such conditions have been satisfied:
(i)the Effective Date has occurred pursuant to Section 6 of this Agreement;
(ii)no Default or Event of Default exists either immediately before or immediately after giving effect to the implementation of the December 2026 Maturity Date; and
(iii)Borrowers shall have delivered to Agent (A) a pro forma covenant compliance certificate demonstrating the Borrowers’ compliance with the financial covenants (as amended hereby) on a pro forma basis as of the Effective Date, based on the most recently available financial statements and (B) such certifications from the Guarantor that Guarantor shall be in compliance on the Effective Date with its financial covenants under the Guaranty (as amended hereby).
(h)Additional Extension of December 2026 Maturity Date. At the option of Borrower, the December 2026 Maturity Date may be extended to March 31, 2027 (the “2027 Maturity Date”) upon satisfaction or waiver of the following conditions as determined by Agent in its sole discretion, and Agent shall promptly confirm to Borrowers and Lenders in writing when such conditions have been satisfied:

(i)Borrowers have given written notice of their request for an extension to Agent by no later than November 30, 2026; provided, that, for the avoidance of doubt, the conditions set forth in clauses (ii)-(viii) below do not need to be satisfied on the date Borrowers make such request;
(ii)On or prior to the December 2026 Maturity Date, Borrowers shall pay to Agent, for the ratable benefit of the Lenders, a non-refundable extension fee equal to 0.075% of the outstanding, aggregate Commitment as of the December 2026 Maturity Date (the “Second Extension Fee”), which Second Extension Fee shall be deemed fully earned on the date on which the 2027 Maturity Date is implemented, and all other fees due and payable to Agent hereunder and under the other Loan Documents, together with all costs and expenses incurred by or on behalf of Agent in connection with such extension, including reasonable and customary out-of-pocket inspection fees, legal fees, survey costs, costs of environmental studies and reports, and such other professional services, any of which Agent reasonably requires or reasonably deems necessary pursuant to Agent’s or any Lender’s internal policies or pursuant to applicable Laws, rules or regulations; the payment by Borrowers of these costs and expenses will not be credited, in any way or to any extent, against any portion of the outstanding balance of the Loan;
(iii)As of the date of request and on the December 2026 Maturity Date (both before and immediately after giving effect thereto), there exists no Default or Event of Default;
(iv)Borrowers shall have delivered to Agent (A) a pro forma covenant compliance certificate demonstrating the Borrowers’ compliance with the financial covenants (as amended hereby) on a pro forma basis as of the December 2026 Maturity Date, based on the most recently available financial statements and (B) such certifications from the Guarantor that Guarantor shall be in compliance on the December 2026 Maturity Date with its financial covenants (as amended hereby) under the Guaranty;
(v)All milestones described in Section 2(i)(i)-(iii) below (the “Austin Project Milestones”) have been satisfied;
(vi)All milestones described in Section 2(j)(i)-(ii) below (the “Atlanta Project Milestones”) have been, or on the December 2026 Maturity Date, will be, satisfied;
(vii)Borrowers cause to be delivered to Agent, for the benefit of itself and the Lenders, at Borrowers’ expense, an endorsement to or reissuance of the Title Policies bringing current the effective date of such coverage and stating that the coverage afforded by the Title Policies is not affected because of such extension, subject only to the Permitted Encumbrances; and

(viii)Agent and the Lenders shall have completed all applicable flood hazard reviews necessary in connection with the extension of the maturity of the Loan to the 2027 Maturity Date.
(i)Austin Project Milestones.
(i)By May 15, 2026, the 515 Congress Borrower shall engage a nationally recognized broker to market the Austin Project for sale pursuant to a listing agreement, deliver an offering memorandum to Agent, and commence marketing the Austin Project for sale, each in form and substance reasonably satisfactory to Agent, as applicable.
(ii)Borrowers shall provide an executed purchase and sale agreement, in form and substance reasonably satisfactory to Agent, in connection with the Austin Project by July 31, 2026 with a closing required by no later than October 15, 2026.
(iii)The 515 Congress Borrower shall have closed the sale of the Austin Project in accordance with Loan Agreement by no later than October 15, 2026, and paid down the Loan by an amount equal to the Austin Release Price.
(iv)In connection with the Austin Property Milestones, upon receipt from Borrowers, Agent shall promptly post to DebtX (or similar platform) materials provided to Agent pursuant to clauses (i) through (iii) above; provided, that Agent and Borrowers will not be liable for any failure by Agent to post or otherwise distribute any such materials.
(j)Atlanta Project Milestones.
(i)The 17th Street Borrower shall engage a nationally recognized broker to market Atlanta Project for sale pursuant to a listing agreement, deliver an offering memorandum to Agent, and commence marketing the Atlanta Project for sale, by the earlier of (x) October 15, 2026 and (y) the date that is 45 days following a binding written agreement with Worldpay for its future leasing needs and execution of a lease with Purchasing Power for a full floor by the 17th Street Borrower, each in form and substance reasonably satisfactory to Agent, as applicable.
(ii)Borrowers shall provide an executed purchase and sale agreement, in form and substance reasonably satisfactory to Agent, in connection with the Atlanta Project by December 15, 2026, which provides for a closing including all extension provisions, by no later than March 15, 2027.

(iii)In connection with the Atlanta Property Milestones, upon receipt from Borrowers, Agent shall promptly post to DebtX (or similar platform) materials provided to Agent pursuant to clauses (i) and (ii) above; provided, that Agent and Borrowers will not be liable for any failure by Agent to post or otherwise distribute any such materials.
(k)Release Prices for the Austin Project and the Atlanta Project. Except as expressly set forth below, and notwithstanding anything to the contrary in the Loan Documents, Administrative Agent shall have no obligation to release any of the Projects (or portions thereof) until the Loan and all other Obligations have been paid in full and all obligations of Administrative Agent and Lenders under the Loan Agreement and the other Loan Documents have terminated. Borrowers shall only be entitled to obtain the release of the Austin Project and/or the Atlanta Project, as the case may be, from the lien of the Loan Documents, provided that the applicable Release Prices are achieved and all of the following conditions are satisfied (the “Project Release Conditions”):
(i)With respect to the closing of a sale of the Austin Project, Borrowers shall have paid (or caused to be paid) to Administrative Agent (a) if the Austin Project is sold before the Atlanta Project, the greater of (1) the Minimum Austin Release Price as set forth in Schedule II attached hereto and (2) Agent approved 100% of net sale proceeds, to be applied to the outstanding amount outstanding of the Obligations, or (b) if the Austin Project is sold after the Atlanta Project, all outstanding Obligations (the “Austin Release Price”).
(ii)With respect to the closing of a sale of the Atlanta Project, Borrowers shall have paid (or caused to be paid) to Administrative Agent (a) if the Atlanta Project is sold before the Austin Project, the greater of (1) the Minimum Atlanta Release Price as set forth in Schedule II attached hereto and (2) Agent approved 100% of net sale proceeds, to be applied to the outstanding amount outstanding of the Obligations, or (b) if the Atlanta Project is sold after the Austin Project, all outstanding Obligations (the “Atlanta Release Price”; the Atlanta Release Price, together with the Austin Release Price, collectively, the “Release Prices”).
(iii)For the avoidance of doubt, funds from the RE Tax Escrow Account that are applied either (x) to reduce the Release Price or (y) as a credit to the final settlement statement to offset taxes accrued and payable at the sale of such Project shall be included as a source for calculating net sale proceeds for purposes of satisfying the minimum Release Price.
(iv)Notwithstanding the foregoing, if the Austin Project is sold before the Atlanta Project, to the extent the net sale proceeds exceed the Minimum Austin Release Price (taking into account funds from the RE Tax Escrow Account as described in Section 2(k)(iii) above), if no Defaults or Events of Default exist, an amount equal to the aggregate unpaid Deferred REIT Expenses (as defined below) that have accrued as of the date of the closing of the sale of the Austin Project shall be released and disbursed to Borrowers to the extent that net sale proceeds from the Austin Project exceed the Minimum Austin Release

Price and shall be used by Borrowers solely to pay the balance of outstanding Deferred REIT Expenses, with any shortfall further deferred until all outstanding Obligations are paid in full.
(v)Notwithstanding the foregoing, if the Atlanta Project is sold before the Austin Project, to the extent the net sale proceeds exceed the Minimum Atlanta Release Price (taking into account funds from the RE Tax Escrow Account as described in Section 2(k)(iii) above), if no Defaults or Events of Default exist, an amount equal to the aggregate unpaid Deferred REIT Expenses that have accrued as of the date of the closing of the sale of the Atlanta Project shall be released and disbursed to Borrowers to the extent that net sale proceeds from the Atlanta Project exceed the Minimum Austin Release Price and shall be used by Borrowers solely to pay the balance of outstanding Deferred REIT Expenses, with any shortfall further deferred until all outstanding Obligations are paid in full.
(l)Reporting Requirement (Monthly Rent Rolls). Section 6.15(a)(1) of the Loan Agreement is hereby amended and restated in its entirety as follows:

1. Borrowers	Monthly: (i) (Operating Statements, Property Performance Reports for the Projects (to be prepared and certified by Borrowers), (ii) monthly unaudited financials for Borrower, and (iii) Rent Rolls.	Within thirty (30) days of the end of each month; or upon request by Lender; provided that the rent roll shall be delivered monthly on the 1st day of each month
(m)Asset Management Fee and REIT Expense Deferral. Notwithstanding anything in the Loan Agreement to the contrary, commencing on the Effective Date, Borrowers shall be required to defer payment of all monthly REIT Level Expenses and Asset Management Fees allocable to the Austin Project and the Atlanta Project, approximately in the amount of $225,000 per month ($125,000 allocated to the Austin Project and $100,000 allocated to the Atlanta Project) (collectively, the “Deferred REIT Expenses”), and such Deferred REIT Expenses will only be paid as set forth in Section 2(k) above.
(n)Section 6.32 of the Loan Agreement. Section 6.32 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Section 6.32 Minimum Debt Service Coverage Ratio. Subject to the following provisions of this Section 6.32, commencing on the March 31, 2026 calendar quarter reporting period and thereafter, Borrowers shall maintain a Debt Service Coverage Ratio of (i) not less than 1.10 to 1.00 on or before the date on which the Austin Project has been sold, and (ii) not less than 1.05 to 1.00 thereafter (the “Minimum Required Debt Service Coverage Ratio”) tested as of the end of each calendar quarter (each a “DSCR Testing Date”) (in the manner provided for in the definition of Debt Service Coverage Ratio) during the term of the Loan.

Notwithstanding the foregoing or anything else contained herein which may be construed to the contrary, in the event that the Debt Service Coverage Ratio ever falls below the Minimum Required Debt Service Coverage Ratio, Borrowers shall, within thirty (30) days of written demand by Administrative Agent (which shall, if so requested to do by the Required Lenders, deliver such demand to Borrowers), pay down the outstanding principal amount of the Loan by an amount (as reasonably determined by Administrative Agent, but without paying any prepayment or exit fees other than Swap fees or Swap breakage amounts) sufficient to cause the Debt Service Coverage Ratio to be equal to or greater than the Minimum Required Debt Service Coverage Ratio.”
(o)Loan to Value Requirement. After receipt of new Appraisals on each Project that remain as security for the loan and as ordered by Agent not prior to six (6) months following the Effective Date, and for one time only as determined by Agent in its sole discretion, Borrowers agree to comply with the Loan To Value Requirement based on such new Appraisals; provided, however, if the required Loan To Value Requirement is not met, Borrowers may pay down the outstanding principal amount of the Loan and permanently reduce the Commitment by an amount (as reasonably determined by Agent) sufficient to cause the above-required Loan To Value Requirement to not exceed 100%. For purposes hereof, “Loan To Value Requirement” means that, as of such date of determination, the then principal balance of the Loan is less than or equal to 100% of the “as is” value of the Projects, as determined by Agent in its reasonable discretion based upon the most recent Appraisals. For the avoidance of doubt, Borrowers shall pay to Agent all costs and expenses incurred by or on behalf of Agent in connection with such new Appraisals.
(p)Amendment of Guaranty. Effective as of the Effective Date, each of the Payment Guaranty and the Recourse Carve-Out Guaranty is hereby amended as more particularly set forth in the Consent appended hereto.
(q)Exhibit M (Form of Tax Escrow Draw Request). The Loan Agreement is hereby amended by adding a new Exhibit M (Form of Tax Escrow Draw Request) in the form of Exhibit M attached hereto.
3.Security Documents. The Deeds of Trust, the Cash Management Account, the RE Tax Escrow Account and all other Loan Documents which secure Borrowers’ indebtedness and obligations under the Loan shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all other present and future indebtedness and obligations of Borrowers under (A) this Agreement, (B) the Notes and all other Loan Documents, as amended by this Agreement, (C) all present and future Lender-Provided Swap Transactions, and (D) any and all amendments, modifications, renewals and/or extensions of this Agreement or the Notes, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. All references in the Deeds of Trust and all other references in the Loan Documents to the “Loan” shall mean the Loan, as amended by this Agreement and the Short Form Agreements.
4.Definitions. Except as provided in this Agreement, all references in the Loan Agreement, in each Deed of Trust and in each of the other Loan Documents: (i) to the Loan

Agreement shall mean the Loan Agreement as amended by this Agreement, (ii) to a Deed of Trust shall mean such Deed of Trust as amended hereby and by the respective Short Form Agreement, (iii) to the Notes shall mean the Notes (as defined herein), (iv) to the Loan Documents shall mean the Loan Documents as such term is defined in this Agreement, and (v) to any particular Loan Document shall mean such Loan Document as modified by this Agreement, and all prior amendments, or any document executed pursuant thereto or hereto.
5.No Other Modifications. Except as expressly set forth above, the Loan Documents shall be and remain unmodified and in full force and effect.
6.Conditions Precedent. This Agreement shall not be effective, and neither Agent nor Lenders shall have any obligations hereunder, unless and until such date as all of the following conditions are satisfied in a manner acceptable to Administrative Agent in Administrative Agent’s sole judgment. The following conditions shall be deemed satisfied on the date (the “Effective Date”; and the Effective Date is deemed to be April 2, 2026) that Administrative Agent executes and delivers a fully executed Agreement to Borrowers (provided that, if for any reason any of the following conditions are not satisfied, or are not waived in writing by Administrative Agent, on or before the Effective Date, they shall continue as covenants of each party hereto to Administrative Agent and the Lenders to the extent reserved in writing by Administrative Agent prior to the Effective Date), and Agent shall promptly confirm to Borrowers and Lenders in writing the Effective Date:
(a)Modification Documents. Agent shall have received and approved the executed PDF scans (with original wet-ink signatures to follow by no later than five (5) Business Days after the Effective Date) of (i) this Agreement, including the Consent attached hereto and (ii) each Short Form Agreement (the documents described in clauses (i) through (ii) of this paragraph are referred to herein collectively as, the “Modification Documents”).
(b)Formation Documents. Each Borrower shall have delivered to Agent all documents evidencing the formation, organization, good standing and valid existence of such Borrower and Guarantor (to the extent such documents have been amended or modified since the original Closing Date).
(c)Payment of First Extension Fee. Borrowers shall have paid to Agent, for the benefit of Lenders on a pro rata basis, the First Extension Fee (as defined below).
(d)Payment of Administrative Agent’s Fee. Borrowers shall have paid to Agent, for the benefit of itself, the Agent Work Fee (as defined below).
(e)Expenses and Professional Fees. Borrowers shall pay all of the reasonable and documented out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders and its professional and financial advisor and legal counsel associated with the preparation, due diligence, administration and enforcement of all documentation executed in connection with this Agreement (including, without limitation, the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and its professional and financial advisors and legal counsel). Further (but without duplication of Section 6(e) of the Fourth Modification (Long Form)), Borrowers shall pay Agent for one ordered appraisal for each of (a)

KBSIII 515 Congress, LLC and (b) KBSIII 201 17th Street LLC. All such amounts shall be due and payable upon the earlier of (i) the time required to make payment of such costs and expenses as set forth in the Loan Documents or (ii) on the Effective Date. For the avoidance of doubt, Borrowers shall pay all of the title company’s recording fees, costs and expenses, including, without limitation, any such fees, costs and expenses whether incurred on, before or after the Effective Date and whether or not the transactions contemplated by the Dart Purchase Agreement are consummated.
(f)Default. No Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.
(g)Opinion of Counsel. Borrowers shall have delivered to Agent one or more opinion(s) of counsel reasonably acceptable to Agent covering, without limitation, the enforceability of this Agreement, as well as the existence, good standing, authority and execution of each Borrower and Guarantor.
(h)Recordation. The Short Form Agreements shall have been submitted for recordation in the official records of the county and state as set forth above, all in accordance with Agent’s instructions to the Title Company.
(i)Status of Title. By no later than 7 Business Days after the Effective Date, Borrowers shall cause the Title Company to issue at Borrowers’ expense such endorsements (including, without limitation, ALTA 11-06 (Mortgage Modification), or their local equivalents) to each Title Policy as Agent shall reasonably require insuring that fee title to the Properties is vested in the applicable Borrower and insuring the continuing validity and first position lien priority of each of the Deeds of Trust, in light of this Agreement (to the extent such endorsements and continuations are available).
(j)Prepayment of Principal. Borrower shall have paid to Agent a principal payment on the Loan in the amount of $47,500,000.00 from the proceeds of the sale of the Gateway Tech Project (the “Principal Prepayment”), which shall be applied by Agent to the outstanding principal balance of the Loan, bringing the outstanding balance under the Loan to $160,432,574, and any amounts received by Agent from the sale of the Gateway Tech Project in excess of the Principal Prepayment shall be deposited into the Cash Management Account, together with any remaining availability under the General Use Allocation.
(k)RE Tax Escrow Account. Borrowers shall have established with Agent the RE Tax Escrow Account.
(l)Flood Review. Administrative Agent and the Lenders shall have completed all applicable flood hazard reviews necessary in connection with this Agreement.
(m)Know Your Customer. Borrowers shall have provided to Agent the documentation and other information (including a Beneficial Ownership Certification as to Borrower) reasonably requested by Agent in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the USA Patriot Act, in each case in form and substance reasonably satisfactory to Agent.

7.First Extension Fee; Agent Work Fee; and Exit Fee.
(a)First Extension Fee. Borrowers shall pay to Agent, for the ratable benefit of Lenders, a first extension fee in the amount of $200,540 (the “First Extension Fee”), which First Extension Fee shall be earned as of, and due and payable on, the Effective Date.
(b)Agent Work Fee. Borrowers shall pay to Agent for its own account an agent work fee in the amount of $40,000 (the “Agent Work Fee”), which Agent Work Fee shall be earned as of, and due and payable on, the Effective Date.
(c)Exit Fee. Borrowers shall pay to Agent, for the ratable benefit of Lenders, an exit fee equal to 0.35% of the outstanding, aggregate Commitment as of the Effective Date (estimated $562,000) (the “Exit Fee”), which Exit Fee shall be earned as of the Effective Date and due and payable at the earlier of (i) at sale of the last remaining Project, (ii) loan maturity or (iii) the occurrence of an Event of Default; provided, that 50% of the Exit Fee shall be waived if the Loan is repaid in full prior to the 2027 Maturity Date. Notwithstanding anything herein to the contrary, if Borrowers do not qualify for the extension of the Loan to the 2027 Maturity Date, then the Exit Fee shall be due and payable on the December 2026 Maturity Date.
8.Affirmation of Obligations Under Loan Documents; Swap Contracts. Each Borrower acknowledges, confirms, stipulates, agrees, represents and warrants that it has no defense, claim, credit, offset or counterclaim to any of its obligations under any of the Loan Documents. Each Borrower further acknowledges the validity and enforceability of the respective Deed of Trust as a first-priority lien on the applicable Property, all improvements located thereon and all of the “Property” described in such Deed of Trust. Unless otherwise agreed to in writing by Lenders, the parties hereby agree that any Lender-Provided Swap Transactions (to the extent entered into by a Borrower and secured by the Property, and expressly excluding any Lender-Provided Swap Transactions that are both (i) entered into by an affiliate of a Borrower where such affiliate is not a Borrower under the Loan, and (ii) not secured by the Property) entered into with respect to the Loan shall include all Lenders under the Loan Agreement and shall be entered into on a pari-passu basis in accordance with each Lender’s Commitment Percentage.
9.Incorporation by Reference. Section 10.33 of the Loan Agreement (Limited Recourse Provision) and Section 10.13 (Joint Borrower Provisions) of the Loan Agreement are by this reference hereby incorporated in their entirety.
[Remainder of Page Intentionally Left Blank]

10.Miscellaneous.
(a)Entire Agreement. The Loan Documents, including this Agreement (i) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (ii) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (iii) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail. By executing this Agreement and initialing below, each Borrower expressly represents and warrants that it did not rely on any representation, assurance or agreement, oral or written, not expressly set forth in this Agreement or any of the other Loan Documents in reaching its decision to enter into this Agreement or any of the other Loan Documents and that no promises or other representations have been made to Borrowers which conflict with the written terms of the Loan Documents. Each Borrower represents to Agent and Lenders that (w) it has read and understands the terms and conditions contained in this Agreement and the other Loan Documents executed in connection with this Agreement, (x) its legal counsel has carefully reviewed all of the Loan Documents and it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and all other Loan Documents, (y) it is satisfied with its legal counsel and the advice received from it, and (z) it has relied only on its review of the Loan Documents and its own legal counsel’s advice and representations (and it has not relied on any advice or representations from Agent, any Lender or Agent’s or any Lender’s officers, employees, agents or attorneys). The Loan Documents may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.

/s/ CJS	/s/ CJS

Borrowers’ Initials
[Remainder of Page Intentionally Left Blank]
Section 10(a)

(b)Definition of Loan Documents. Each of the Loan Documents is hereby modified to the extent necessary so that the term “Loan Documents,” as such term may be used therein, shall be deemed to include this Agreement and all other Modification Documents.
(c)Further Assurances. Borrowers shall, upon the request of Agent or the Lenders, execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, such further documents, instruments or agreements, and perform such other acts, as may be necessary, desirable or proper for carrying out the intention or facilitating the performance of the terms of this Agreement, or for assuring the validity of, perfecting or preserving the lien of each Deed of Trust or any other Loan Documents.
(d)No Third Parties Benefitted. This Agreement is entered into for the sole benefit of the parties hereto and no third party beneficiary rights shall be created hereby.
(e)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.
(f)Assignment. This Agreement shall not be assignable by any Borrower and any purported assignment shall be void. The Dart Purchase Agreement may not be assigned except to an affiliate of Dart Interests. This Agreement is assignable by Agent and any Lender in accordance with the terms of the Loan Agreement.
(g)Construction of this Agreement. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Time is of the essence of each term of the Loan Documents, including this Agreement. As used herein, the term “including” means “including, but not limited to,” and the term “include(s)” means “include(s), without limitation.” This Agreement has been drafted by all the parties hereto collectively. Therefore, each party to this Agreement agrees that any statute or rule of construction providing that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.
(h)Survival of Representations, Warranties and Covenants. Each and all provisions of this Agreement shall survive and remain in full force and effect until all obligations of Borrowers under the Loan Documents are paid and performed in full. All releases herein shall survive repayment and performance of such obligations and/or any foreclosure under or reconveyance of each Deed of Trust.
(i)Governing Law; Waiver of Jury Trial. This Agreement, the rights of the parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the laws of the State of California in all respects. To the maximum extent permitted by applicable law, each Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
(j)Severability. In the event of any invalidity or unenforceability of any provision of this Agreement, the remainder of this Agreement shall remain in full force and effect.
(k)Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including the right to contribution,

which Agent and/or Lenders may have against any party hereto under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. 9601 et seq.), as it may be amended from time to time, any successor statute thereto or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(l)Reliance. Neither Agent nor Lenders would have consented to the transactions specified herein without Borrowers entering into this Agreement. Accordingly, each of such parties intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, Agent and Lenders have consented to the transactions contemplated herein and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not take place but for such reliance.
11.Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the extinguishment of any debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which each Borrower acknowledges to be valid and existing liens on and security interests in the Property. Each Borrower agrees that the liens and security interests created by the Deeds of Trust continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transactions contemplated herein and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged. Borrower acknowledges and agrees that neither this Agreement, nor the Short Form shall constitute a novation of the indebtedness evidenced by the Notes and/or any of the other Loan Documents, and further that the terms and provisions of the Deed of Trust and all of the other Loan Documents shall remain valid and in full force and effect except as may be hereinabove modified and amended.
12.Counterparts. This Agreement may be executed by the parties hereto in one or more separate counterparts, and counterpart original signature pages may be assembled into one original document.
13.Release.
(a)Borrowers and Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now may have against Administrative Agent, Lenders and their respective successors and assigns (collectively, the “Released Parties”) on account of any occurrence relating to the Loan, the Loan Documents and/or the property encumbered by the Security Instruments which accrued prior to the date hereof, including, but not limited to, any claim that Administrative Agent or any Lender (i) breached any obligation to Borrowers and/or Guarantor in connection with the Loan, (ii) was or is in any way involved with Borrowers and/or Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (iii) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (iv) failed to timely respond to any offers to cure any defaults under any document or agreement executed by Borrowers, Guarantor or any third party or parties in favor of Administrative Agent or any Lender (collectively, the “Released Claims”). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon Borrowers and Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders and their respective successors and assigns. The term “Released Parties” as used herein shall include, but shall not be limited to, the present and former officers, directors, employees, agents and attorneys of Administrative Agent and each Lender.
(b)Borrowers and Guarantor each agree and acknowledge that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the Released Claims and agree that the foregoing releases shall remain in full force and effect, notwithstanding the existence or nature of any such different or additional facts.
(c)Borrowers and Guarantor, each having consulted with counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:
Section 1542. (General Release – Claims Extinguished.) A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Borrowers and Guarantor each expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Borrowers and Guarantor have executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.
14.Course of Dealing. Administrative Agent, Lenders and Borrowers hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrowers, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrowers under any Loan Document or any amendment to any term or condition of any Loan Document. Administrative Agent and Lenders have no obligation to, and may not, extend the term of the Loan beyond the Maturity Date.
15.Renewal; Lien Continuation; No Novation. Each Borrower hereby reaffirms the Obligations and promises to pay and perform all Obligations in accordance with the Loan Documents (as expressly modified by this Agreement). The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations. Nothing herein shall in any manner diminish, impair, waive or extinguish the Notes, the Loan Documents, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

16.Default. A default under this Agreement shall constitute an Event of Default under the Notes and other Loan Documents, subject to any applicable notice and cure or grace period expressly set forth in the Loan Documents.
17.Electronic Signatures. This Agreement and Guarantor’s consent attached hereto may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Borrowers and Guarantor shall, as soon as reasonably possible, provide an original of this Agreement to Administrative Agent that will include the wet signatures of Borrowers and Guarantor next to any Electronic Signatures.
18.Short-Form Agreement. Each of the Lenders hereby authorizes and instructs Administrative Agent to execute each Short-Form Agreement on each of its behalf and to cause each Short-Form Agreement to be recorded in the real estate records of the respective counties set forth therein.
[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
BORROWERS:
KBSIII 515 CONGRESS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXVII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
[Signatures continue on next page.]
[Signature Page to Fifth Modification (Long Form)]

KBSIII 201 17TH STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXV, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
[Signatures continue on next page.]
[Signature Page to Fifth Modification (Long Form)]

AGENT:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Administrative Agent
By:    /s/ Claudia N. Marciniak
Name: Claudia N. Marciniak
Title: Senior Vice President
LENDERS:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Claudia N. Marciniak
Name: Claudia N. Marciniak
Title: Senior Vice President
[Signatures continue on next page.]
[Signature Page to Fifth Modification (Long Form)]

ASSOCIATED BANK, NATIONAL
ASSOCIATION
By:    /s/ Adam Harding
Name:    Adam Harding
Title:    Senior Vice President
[Signatures continue on next page.]
[Signature Page to Fifth Modification (Long Form)]

CITY NATIONAL BANK
By:    /s/ Jolinda Walden
Name:    Jolinda Walden
Title:    Sr. Vice President
[Signatures continue on next page.]
[Signature Page to Fifth Modification (Long Form)]

REGIONS BANK
By:    /s/ John A Koromilas
Name:    JOHN A. KOROMILAS
Title:    S.V.P.
[Signatures continue on next page.]
[Signature Page to Fifth Modification (Long Form)]

CITIZENS BANK
By:    /s/ David Bruner
Name:    DAVID BRUNER
Title:    VICE PRESIDENT
[Signatures continue on next page.]
[Signature Page to Fifth Modification (Long Form)]

CONSENT AND REAFFIRMATION OF GUARANTOR
This Consent and Reaffirmation of Guarantor (this “Consent”) is attached to that certain Fifth Modification Agreement (Long Form) (the “Modification Agreement”) dated as of April 2, 2026 by and among (i) KBSIII 515 CONGRESS, LLC, and KBSIII 201 17TH STREET, LLC, each a Delaware limited liability company (individually or collectively as the context may require, “Borrower” or “Borrowers”), (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, “Agent”), and (iii) each lender party hereto (individually, a “Lender” and collectively with any lender that becomes a party to the Loan Agreement (as defined in the Modification Agreement) in the future, the “Lenders”). All capitalized terms used but not defined in this Consent shall have the meanings given to such terms in the Modification Agreement. KBS REIT PROPERTIES III, LLC, a Delaware limited liability company (“Guarantor”), hereby (i) acknowledges that it has read, reviewed with counsel and agrees to the terms, conditions, provisions and modifications of the Modification Agreement and the transactions contemplated thereby, (ii) reaffirms the full force and effectiveness of that certain Payment Guaranty Agreement dated as of October 17, 2018, as amended (the “Payment Guaranty”) executed by Guarantor in favor of Agent and Lenders in connection with the Loan, and that certain Recourse Carve-Out Guaranty Agreement dated as of October 17, 2018, as amended (the “Recourse Carve-Out Guaranty” and collectively with the Payment Guaranty, the “Guaranty”) executed by Guarantor in favor of Agent and Lenders, as each may be further modified from time to time including as amended by the Modification Agreement and this Consent, (iii) agrees that Guarantor’s obligations under the Guaranty shall remain unaffected by the Modification Agreement and that all references in the Guaranty to (a) the Loan Documents shall include (without limitation) the Modification Agreement, and (b) any particular Loan Document shall mean such Loan Document as modified by the Modification Agreement, (iv) agrees that Guarantor’s obligations under the Guaranty are separate and distinct from those of Borrowers with respect to the Loan and (v) agrees to be bound by the Release provision set forth in Section 13 and by Section 17 of the Modification Agreement. Guarantor further hereby reaffirms all of the representations and warranties set forth in the Guaranty, except to the extent such representations and warranties are matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Guaranty that do not otherwise constitute a default thereunder. Guarantor acknowledges that without this consent and reaffirmation, Agent and Lenders would not execute the Modification Agreement or otherwise consent to its terms.
In addition to the foregoing, the Guaranty is amended as follows (which amendments shall be effective as of the Effective Date):
1.Amendments to Payment Guaranty.
(a)Clauses (i) through (iii) of Section 11(e) of the Payment Guaranty is hereby amended and restated in its entirety as follows:
“(i)    [Reserved].
(ii)    [Reserved].

Guarantor Consent

“(iii)    Commencing with the fiscal quarter ending March 31, 2026, Guarantor shall not permit the ratio of EBITDA to Interest Charges for the preceding four trailing consecutive fiscal quarters to be less than 1.10 to 1.00. As used herein, “EBITDA” shall mean an amount equal to (a) the net income as defined by GAAP for Guarantor and its subsidiaries, without duplication, on a consolidated basis for the applicable measuring period, plus (1) interest expense, income taxes, depreciation and amortization expense, acquisition costs and expenses, and extraordinary or non-recurring losses or losses from sales of assets, including, without limitation, Asset Management Fees actually paid in cash (even to the extent such Asset Management Fees are contractually payable and actually paid at the upper-tier REIT level and not at the level of Guarantor or its Subsidiaries) which Asset Management Fees shall be treated as an expense for purposes hereof, plus (2) any non-cash expense or contra revenue reducing net income, minus (3) any extraordinary or non-recurring gains or gains from asset sales, minus (4) any unrealized gains or losses, minus (5) any non-cash income or gains increasing net income with the exception of any straight line rent, and minus (6) an amount equal to the sum of (A) $0.25 multiplied by the aggregate number of square feet of office buildings owned by Guarantor not under construction, plus (B) $0.10 multiplied by the aggregate number of square feet of industrial buildings owned by Guarantor and not under construction, all as determined in accordance with GAAP (or, if not determined in accordance with GAAP, as determined in accordance with industry practices); plus (b) Guarantor’s share of EBITDA (using the definition under subsection (a) above) in all unconsolidated joint ventures, without duplication, each as determined by Administrative Agent in its reasonable discretion. For purposes of this definition, nonrecurring items shall be deemed to include, without limitation, (w) gains and losses on early extinguishment of Indebtedness, (x) any breakage payments or fees in connection with a Swap, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP. As used herein, “Interest Charges” shall mean the sum of Guarantor’s and Guarantor’s subsidiaries (without duplication) interest expense (excluding any amortized loan costs relating to loan fees or costs or fees relating to hedging instruments, and excluding Guarantor’s share of the Interest Charges of Prime US REIT) and shall be reduced by any income from any hedging instruments.”
(b)Section 27 of the Payment Guaranty is hereby amended by adding a new clause (g) as follows:
“(g)    In the event any funds of Guarantor are used to achieve the Release Price (as such term is defined in the Fifth Modification Agreement (Long Form) dated as of April 2, 2026), the Base Guaranteed Amount shall be reduced on a dollar-for-dollar basis by the amount of funds of Guarantor used to achieve such Release Price.”
2.Amendments to the Recourse Carve-Out Guaranty.
(a)Clauses (i) through (iii) of Section 11(e) of the Recourse Carve-Out Guaranty is hereby amended and restated in its entirety as follows:
“(i)    [Reserved].
Guarantor Consent

(ii)    [Reserved].
“(iii)    Commencing with the fiscal quarter ending March 31, 2026, Guarantor shall not permit the ratio of EBITDA to Interest Charges for the preceding four trailing consecutive fiscal quarters to be less than 1.10 to 1.00. As used herein, “EBITDA” shall mean an amount equal to (a) the net income as defined by GAAP for Guarantor and its subsidiaries, without duplication, on a consolidated basis for the applicable measuring period, plus (1) interest expense, income taxes, depreciation and amortization expense, acquisition costs and expenses, and extraordinary or non-recurring losses or losses from sales of assets, including, without limitation, Asset Management Fees actually paid in cash (even to the extent such Asset Management Fees are contractually payable and actually paid at the upper-tier REIT level and not at the level of Guarantor or its Subsidiaries) which Asset Management Fees shall be treated as an expense for purposes hereof, plus (2) any non-cash expense or contra revenue reducing net income, minus (3) any extraordinary or non-recurring gains or gains from asset sales, minus (4) any unrealized gains or losses, minus (5) any non-cash income or gains increasing net income with the exception of any straight line rent, and minus (6) an amount equal to the sum of (A) $0.25 multiplied by the aggregate number of square feet of office buildings owned by Guarantor not under construction, plus (B) $0.10 multiplied by the aggregate number of square feet of industrial buildings owned by Guarantor and not under construction, all as determined in accordance with GAAP (or, if not determined in accordance with GAAP, as determined in accordance with industry practices); plus (b) Guarantor’s share of EBITDA (using the definition under subsection (a) above) in all unconsolidated joint ventures, without duplication, each as determined by Administrative Agent in its reasonable discretion. For purposes of this definition, nonrecurring items shall be deemed to include, without limitation, (w) gains and losses on early extinguishment of Indebtedness, (x) any breakage payments or fees in connection with a Swap, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP. As used herein, “Interest Charges” shall mean the sum of Guarantor’s and Guarantor’s subsidiaries (without duplication) interest expense (excluding any amortized loan costs relating to loan fees or costs or fees relating to hedging instruments, and excluding Guarantor’s share of the Interest Charges of Prime US REIT) and shall be reduced by any income from any hedging instruments.”

[Signature on Following Page]
Guarantor Consent

GUARANTOR:
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
[Signature Page to Guarantor Consent]

EXHIBIT M
[FORM OF] REQUEST FOR TAX ESCROW DRAW
Date: [_____________]
Borrowers hereby request an advance of proceeds from the RE Tax Escrow Account in the amount of $[_____________], the proceeds of which shall be accessible to Borrowers solely for the payment of Taxes (by or on behalf of Borrowers) in accordance with the terms and conditions of the Loan Agreement (defined below).
Requested funding date: [___________________]
Borrower hereby certifies as follows (all terms herein having the meanings set forth in the Loan Agreement dated as of October 17, 2018 (as amended, the “Loan Agreement”), among Borrowers and U.S. Bank National Association, as “Agent” and the Lenders from time to time a party thereto (“Lenders”):
1.At the date hereof, to the knowledge of Borrowers, no suit or proceeding at law or in equity, and, to the knowledge of Borrowers, no investigation or proceeding of any governmental body, has been instituted or is threatened, which in either case would substantially, negatively affect the condition or business operations of any Borrower or any Property[, except the following:
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________].
2.At the date hereof, to the knowledge of Borrowers, no default or Event of Default under the Loan Agreement or under any of the other Loan Documents has occurred and is continuing, and, to the knowledge of Borrowers, no event has occurred which, upon the service of notice and/or the lapse of time, would constitute an Event of Default thereunder[, except the following: [___]].
3.At the date hereof, to the knowledge of Borrowers, all bills for labor, materials, equipment, work, services and supplies furnished in connection with any Property, which could give rise to a mechanic’s lien if unpaid, have been paid or will be paid before they become delinquent[, except the following: [___]].
4.Attached hereto is a true and correct copy of the bill for Taxes due with respect to [__________].
5.The representations of Borrowers in Article 4 of the Loan Agreement are true and correct in all material respects except as disclosed to Agent in writing.
Please have funds wired to the following account:
Account Name:
Account Number:
Incoming Wire ABA #:
Beneficiary Address:
[Signature Page to Guarantor Consent]

[Signature Pages Follow]
[Signature Page to Guarantor Consent]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
BORROWERS:
KBSIII 515 CONGRESS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXVII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    ______________________
Jeff Waldvogel,
Chief Financial Officer
[Signature Page to Guarantor Consent]

KBSIII 201 17th STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXV, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    ______________________
Jeff Waldvogel,
Chief Financial Officer
[Signature Page to Guarantor Consent]